Exhibit 99.1

Windstream Holdings II, LLC ("Windstream", "we", "us", "our", or "the Company") has presented in this Investor Supplement unaudited adjusted results, which excludes depreciation and amortization, straight-line expense under the master leases with Uniti Group, Inc. ("Uniti"), equity-based compensation expense, restructuring charges, and certain other costs. We have also presented certain measures of our operating performance, on an adjusted basis, that reflects the impact of the cash payment due under the master leases with Uniti. In addition, we have presented on a pro forma adjusted basis Adjusted EBITDAR, Kinetic revenues and Kinetic contribution margin as if the transition from Connect America Fund (“CAF”) - Phase II to Rural Digital Opportunity Fund (“RDOF”) funding occurred beginning in the first quarter of 2021 as further discussed below.

Our business operations are organized into three segments: Kinetic, Enterprise and Wholesale. The Kinetic business unit primarily serves customers in markets in which we are the incumbent local exchange carrier (“ILEC”) and provides services over network facilities operated by us. Kinetic service revenues include state Universal Service Fund (“USF”) revenues and, beginning in 2022, also include amounts received from the RDOF. Kinetic service revenues in 2021 included amounts received from the CAF - Phase II, which funding ended as of December 31, 2021. The Enterprise and Wholesale business units primarily serve customers in markets in which we are a competitive local exchange carrier (“CLEC”) and provide services over network facilities primarily leased from other carriers.

During the second quarter of 2021, the Company created a new engineering and fiber construction organization to manage its broadband network expansion, adding nearly 1,000 employees and acquiring construction equipment to support our internal construction operations. As a result, the Company has incurred incremental start-up costs and capital expenditures associated with this initiative.

We use Adjusted EBITDA, Adjusted EBITDAR, Adjusted Free Cash Flow and Adjusted Capital Expenditures as key measures of the operational performance of our business. Our management, including the chief operating decision-maker, consistently uses these measures for internal reporting and the evaluation of business objectives, opportunities and performance, and the determination of management compensation. Management believes that Adjusted Free Cash Flow provides investors with useful information about the ability of our core operations to generate cash flow. Because capital spending is necessary to maintain our operational capabilities, we believe that capital expenditures represents a recurring and necessary use of cash. As such, we believe investors should consider our capital spending and payments due under our master leases with Uniti when evaluating the amount of cash provided by our operating activities.

WINDSTREAM HOLDINGS II, LLC

UNAUDITED ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2022 and 2021

(In millions)

	2022				2021
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
ADJUSTED RESULTS OF OPERATIONS:
Revenues and sales:
Service revenues	$3,140.9	$1,047.3	$1,034.1	$1,059.5	$4,355.8	$1,072.7	$1,078.4	$1,101.5	$1,103.2
Product and fiber sales	34.8	12.6	10.8	11.4	63.1	16.3	12.5	19.7	14.6
Total revenues and sales	3,175.7	1,059.9	1,044.9	1,070.9	4,418.9	1,089.0	1,090.9	1,121.2	1,117.8

Costs and expenses:
Cost of services	1,541.1	516.6	498.1	526.4	2,116.0	517.1	533.4	531.1	534.4
Cost of sales	43.2	15.4	13.5	14.3	64.1	18.3	12.8	15.8	17.2
Selling, general and administrative	507.0	169.4	169.4	168.2	617.6	161.6	155.8	150.8	149.4
Costs and expenses	2,091.3	701.4	681.0	708.9	2,797.7	697.0	702.0	697.7	701.0

Adjusted EBITDAR (A)	1,084.4	358.5	363.9	362.0	1,621.2	392.0	388.9	423.5	416.8
Cash payment under master leases with Uniti	(501.4)	(167.5)	(167.2)	(166.7)	(665.6)	(166.7)	(166.7)	(166.4)	(165.8)
Cash received from Uniti per settlement agreement (D)	-	-	-	-	190.9	117.4	24.5	24.5	24.5
Adjusted EBITDA (B)	$583.0	$191.0	$196.7	$195.3	$1,146.5	$342.7	$246.7	$281.6	$275.5

Pro forma Adjusted EBITDAR (C)	$1,084.4	$358.5	$363.9	$362.0	$1,495.5	$360.6	$357.5	$392.1	$385.3

Margins (E):
Adjusted EBITDAR margin	34.1%	33.8%	34.8%	33.8%	36.7%	36.0%	35.6%	37.8%	37.3%
Adjusted EBITDA margin	18.4%	18.0%	18.8%	18.2%	25.9%	31.5%	22.6%	25.1%	24.6%
Pro forma Adjusted EBITDAR margin	34.1%	33.8%	34.8%	33.8%	33.8%	33.1%	32.8%	35.0%	34.5%

Adjusted Capital Expenditures	$793.2	$296.4	$286.6	$210.2	$953.7	$223.2	$221.1	$251.4	$258.0
Adjusted Free Cash Flow (F)	$(226.5)	$(116.6)	$(72.2)	$(37.7)	$245.2	$170.5	$14.8	$58.7	$1.2

As of
9/30/2022
Debt Leverage Ratio:
Long-term debt, including current maturities (G)	$2,235.9
Add: Capital lease obligations	40.4
Less: Cash and cash equivalents	(32.2)
Net debt	$2,244.1

Twelve
Months Ended
9/30/2022
Adjusted EBITDA	$925.7
Net leverage ratio (H) - computed as (1)/(2)	2.42x
Available liquidity as of September 30, 2022:
Cash and cash equivalents	$32.2
Available capacity under credit facility (I)	305.8
Available liquidity	$338.0

(A)	Adjusted EBITDAR is earnings before interest expense, income taxes and depreciation and amortization and is calculated as operating income (loss) excluding depreciation and amortization, straight-line expense under the master leases with Uniti, equity-based compensation expense, restructuring charges, and certain other costs.

(B)	Adjusted EBITDA is Adjusted EBITDAR after the cash payment due under the master leases with Uniti excluding additional rent paid for growth capital expenditures funded by Uniti and increased for cash received from Uniti per the settlement agreement.

(C)	Pro forma Adjusted EBITDAR is Adjusted EBITDAR as if the transition from CAF Phase II to RDOF funding occurred beginning in the first quarter of 2021.

(D)	Amounts received in the fourth quarter of 2021 included Uniti's prepayment of all of the quarterly amounts payable to Windstream in 2022.

(E)	Margins are calculated by dividing the respective profitability measures by total revenues and sales.

(F)	Adjusted Free Cash Flow is Adjusted EBITDA less adjusted capital expenditures, additional rent paid for growth capital expenditures funded by Uniti and cash paid for interest on long-term debt obligations plus funding received from Uniti for growth capital expenditures and adjusted for cash refunded (paid) for income taxes, net.

(G)	Long-term debt, including current maturities excluding unamortized debt discount.

(H)	The net leverage ratio is computed by dividing net debt by Adjusted EBITDA.

(I)	Available capacity under credit facility excludes outstanding letters of credit of $79.3 million of which $59.3 million was issued to Universal Service Administrative Company as a condition for Windstream receiving RDOF funding.

See page 7 for computations of Adjusted EBITDAR, Adjusted EBITDA, Pro Forma Adjusted EBITDAR, Adjusted Free Cash Flow and Adjusted Capital Expenditures.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - REVENUE SUPPLEMENT

for the quarterly periods in the years 2022 and 2021

(In millions)

	2022				2021
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Service revenues:
Kinetic:
High-speed Internet bundles	$870.2	$291.4	$289.0	$289.8	$1,117.8	$285.7	$279.9	$279.0	$273.2
Voice and other	58.6	18.9	18.5	21.2	92.0	22.0	22.8	23.1	24.1
Consumer	928.8	310.3	307.5	311.0	1,209.8	307.7	302.7	302.1	297.3
Small business	225.2	75.1	74.4	75.7	305.4	75.8	76.1	77.0	76.5
Large business	93.5	31.1	30.3	32.1	136.7	32.6	33.6	34.7	35.8
Wholesale	211.6	72.1	72.7	66.8	254.2	64.9	66.4	62.2	60.7
Switched access	14.4	4.3	4.8	5.3	20.5	4.7	5.2	5.3	5.3
RDOF/CAF Phase II funding	38.8	13.1	13.3	12.4	175.3	43.8	43.8	43.8	43.9
State USF	29.7	13.4	7.7	8.6	38.9	9.5	9.9	10.2	9.3
End user surcharges	51.1	19.3	15.3	16.5	84.9	19.4	21.2	23.0	21.3
Kinetic	1,593.1	538.7	526.0	528.4	2,225.7	558.4	558.9	558.3	550.1

Enterprise:
Strategic (A)	318.2	109.4	105.4	103.4	378.9	99.0	96.3	93.8	89.8
Advanced IP (B)	418.2	137.3	136.2	144.7	606.6	145.4	144.9	155.1	161.2
Total	736.4	246.7	241.6	248.1	985.5	244.4	241.2	248.9	251.0
TDM/Other (C)	482.0	147.9	156.5	177.6	726.3	167.8	175.7	188.2	194.6
Switched access	8.8	2.1	3.8	2.9	15.4	3.5	4.0	4.0	3.9
End user surcharges	58.9	19.0	18.0	21.9	94.2	19.4	21.1	25.7	28.0
Enterprise	1,286.1	415.7	419.9	450.5	1,821.4	435.1	442.0	466.8	477.5

Wholesale:
Core wholesale (D)	261.7	92.9	88.2	80.6	308.7	79.2	77.5	76.4	75.6
Wholesale	261.7	92.9	88.2	80.6	308.7	79.2	77.5	76.4	75.6
Total service revenues	3,140.9	1,047.3	1,034.1	1,059.5	4,355.8	1,072.7	1,078.4	1,101.5	1,103.2

Product and fiber sales:
Kinetic product sales	30.9	12.0	8.6	10.3	45.3	14.4	8.8	10.4	11.7
Enterprise product sales	3.9	0.6	2.2	1.1	7.8	1.5	2.1	1.3	2.9
Wholesale fiber sales	-	-	-	-	10.0	0.4	1.6	8.0	-
Total product and fiber sales	34.8	12.6	10.8	11.4	63.1	16.3	12.5	19.7	14.6
Total revenues and sales	$3,175.7	$1,059.9	$1,044.9	$1,070.9	$4,418.9	$1,089.0	$1,090.9	$1,121.2	$1,117.8

(A)	Strategic revenues consist of recurring Software Defined Wide Area Network ("SD-WAN"), Unified Communications as a Service ("UCaaS"), OfficeSuite, and associated network access products and services.

(B)	Advanced IP revenues consist of recurring dynamic Internet protocol, dedicated Internet access, multi-protocol label switching services, integrated voice and data, long distance and managed services.
(C)	TDM revenues consist of time-division multiplexing ("TDM") voice and data services. Other revenues include usage-based long-distance revenues and resale revenues as well as all non-recurring revenues.
(D)	Core wholesale revenues primarily include revenues from providing fiber connections, data transport and wireless backhaul services.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - BUSINESS SEGMENTS

for the quarterly periods in the years 2022 and 2021

(In millions)

	2022				2021
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic
Revenues and sales:
Service revenues	$928.8	$310.3	$307.5	$311.0	$1,209.8	$307.7	$302.7	$302.1	$297.3
Product sales	30.9	12.0	8.6	10.3	45.3	14.4	8.8	10.4	11.7
Total Consumer	959.7	322.3	316.1	321.3	1,255.1	322.1	311.5	312.5	309.0
Small business	225.2	75.1	74.4	75.7	305.4	75.8	76.1	77.0	76.5
Large business	93.5	31.1	30.3	32.1	136.7	32.6	33.6	34.7	35.8
Wholesale	211.6	72.1	72.7	66.8	254.2	64.9	66.4	62.2	60.7
Switched access	14.4	4.3	4.8	5.3	20.5	4.7	5.2	5.3	5.3
RDOF/CAF Phase II funding	38.8	13.1	13.3	12.4	175.3	43.8	43.8	43.8	43.9
State USF	29.7	13.4	7.7	8.6	38.9	9.5	9.9	10.2	9.3
End user surcharges	51.1	19.3	15.3	16.5	84.9	19.4	21.2	23.0	21.3
Total revenues and sales	1,624.0	550.7	534.6	538.7	2,271.0	572.8	567.7	568.7	561.8
Costs and expenses	840.4	293.1	271.5	275.8	1,057.4	277.6	274.0	256.9	248.9
Kinetic contribution margin	$783.6	$257.6	$263.1	$262.9	$1,213.6	$295.2	$293.7	$311.8	$312.9
Kinetic contribution margin %	48.3%	46.8%	49.2%	48.8%	53.4%	51.5%	51.7%	54.8%	55.7%
Pro forma Kinetic revenue (A)	$1,624.0	$550.7	$534.6	$538.7	$2,145.3	$541.4	$536.3	$537.3	$530.3
Pro forma Kinetic contribution margin (A)	$783.6	$257.6	$263.1	$262.9	$1,087.9	$263.8	$262.3	$280.4	$281.4
Pro forma Kinetic contribution margin % (A)	48.3%	46.8%	49.2%	48.8%	50.7%	48.7%	48.9%	52.2%	53.1%

Enterprise
Revenues and sales:
Service revenues	$1,286.1	$415.7	$419.9	$450.5	$1,821.4	$435.1	$442.0	$466.8	$477.5
Product sales	3.9	0.6	2.2	1.1	7.8	1.5	2.1	1.3	2.9
Total revenues and sales	1,290.0	416.3	422.1	451.6	1,829.2	436.6	444.1	468.1	480.4
Costs and expenses	1,022.6	333.3	333.2	356.1	1,442.2	346.3	353.0	366.1	376.8
Enterprise contribution margin	$267.4	$83.0	$88.9	$95.5	$387.0	$90.3	$91.1	$102.0	$103.6
Enterprise contribution margin %	20.7%	19.9%	21.1%	21.1%	21.2%	20.7%	20.5%	21.8%	21.6%

Wholesale
Revenues and sales:
Service revenues	$261.7	$92.9	$88.2	$80.6	$308.7	$79.2	$77.5	$76.4	$75.6
Fiber sales	-	-	-	-	10.0	0.4	1.6	8.0	-
Total revenues and sales	261.7	92.9	88.2	80.6	318.7	79.6	79.1	84.4	75.6
Costs and expenses	161.1	53.9	52.4	54.8	208.3	51.7	51.7	52.6	52.3
Wholesale contribution margin	$100.6	$39.0	$35.8	$25.8	$110.4	$27.9	$27.4	$31.8	$23.3
Wholesale contribution margin %	38.4%	42.0%	40.6%	32.0%	34.6%	35.1%	34.6%	37.7%	30.8%

(A)	Pro forma Kinetic revenue and contribution margin amounts are presented as if the transition from CAF Phase II to RDOF funding occurred beginning in the first quarter of 2021. See page 2 for the amount of the adjustments by quarter for 2021.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - BUSINESS SEGMENTS

for the quarterly periods in the years 2022 and 2021

(In millions)

	2022				2021
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Total Enterprise and Wholesale
Revenues and sales:
Service revenues	$1,547.8	$508.6	$508.1	$531.1	$2,130.1	$514.3	$519.5	$543.2	$553.1
Product sales	3.9	0.6	2.2	1.1	7.8	1.5	2.1	1.3	2.9
Fiber sales	-	-	-	-	10.0	0.4	1.6	8.0	-
Total revenues and sales	1,551.7	509.2	510.3	532.2	2,147.9	516.2	523.2	552.5	556.0
Costs and expenses	1,183.7	387.2	385.6	410.9	1,650.5	398.0	404.7	418.7	429.1
Total Enterprise and Wholesale contribution margin	$368.0	$122.0	$124.7	$121.3	$497.4	$118.2	$118.5	$133.8	$126.9
Total Enterprise and Wholesale contribution margin %	23.7%	24.0%	24.4%	22.8%	23.2%	22.9%	22.6%	24.2%	22.8%

Total segment revenues and expenses
Revenues and sales:
Service revenues	$3,140.9	$1,047.3	$1,034.1	$1,059.5	$4,355.8	$1,072.7	$1,078.4	$1,101.5	$1,103.2
Product and fiber sales	34.8	12.6	10.8	11.4	63.1	16.3	12.5	19.7	14.6
Total segment revenues and sales	3,175.7	1,059.9	1,044.9	1,070.9	4,418.9	1,089.0	1,090.9	1,121.2	1,117.8
Total segment costs and expenses	2,024.1	680.3	657.1	686.7	2,707.9	675.6	678.7	675.6	678.0
Segment contribution margin	$1,151.6	$379.6	$387.8	$384.2	$1,711.0	$413.4	$412.2	$445.6	$439.8
Segment contribution margin %	36.3%	35.8%	37.1%	35.9%	38.7%	38.0%	37.8%	39.7%	39.3%

Consolidated revenues and sales
Service revenues	$3,140.9	$1,047.3	$1,034.1	$1,059.5	$4,355.8	$1,072.7	$1,078.4	$1,101.5	$1,103.2
Product and fiber sales	34.8	12.6	10.8	11.4	63.1	16.3	12.5	19.7	14.6
Consolidated revenues and sales	$3,175.7	$1,059.9	$1,044.9	$1,070.9	$4,418.9	$1,089.0	$1,090.9	$1,121.2	$1,117.8

Consolidated costs and expenses
Segment costs and expenses	$2,024.1	$680.3	$657.1	$686.7	$2,707.9	$675.6	$678.7	$675.6	$678.0
Shared expenses (B)	67.2	21.1	23.9	22.2	89.8	21.4	23.3	22.1	23.0
Consolidated costs and expenses	$2,091.3	$701.4	$681.0	$708.9	$2,797.7	$697.0	$702.0	$697.7	$701.0

Consolidated
Adjusted EBITDAR	$1,084.4	$358.5	$363.9	$362.0	$1,621.2	$392.0	$388.9	$423.5	$416.8
Adjusted EBITDAR margin	34.1%	33.8%	34.8%	33.8%	36.7%	36.0%	35.6%	37.8%	37.3%

(B)	Shared expenses are not allocated to the segments and primarily consist of accounting and finance, information technology, legal, human resources, investor relations, and outsourcing activities that are centrally managed and are not monitored by management at a segment level.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - OPERATING STATISTICS
for the quarterly periods in the years 2022 and 2021

(Units in thousands, Dollars in millions, except per unit amounts)

	2022				2021
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic Operating Metrics:
Households served	1,284.3	1,284.3	1,295.1	1,297.8	1,292.9	1,292.9	1,284.5	1,276.1	1,272.7
Net household (losses) additions	(8.6)	(10.8)	(2.7)	4.9	24.9	8.4	8.4	3.4	4.7
Average revenue per household served per month	$80.09	$80.20	$79.06	$80.03	$78.74	$79.59	$78.81	$79.02	$78.01
Next Gen high-speed Internet customers	264.6	264.6	231.8	195.6	164.2	164.2	144.9	124.3	104.6
Net customer additions	100.4	32.8	36.2	31.4	72.1	19.3	20.6	19.7	12.5
DSL high-speed Internet customers	909.9	909.9	946.4	980.1	1,000.2	1,000.2	1,002.2	1,007.6	1,017.8
Net customer (losses) additions	(90.3)	(36.5)	(33.7)	(20.1)	(17.0)	(2.0)	(5.4)	(10.2)	0.6
Total high-speed Internet customers	1,174.5	1,174.5	1,178.2	1,175.7	1,164.4	1,164.4	1,147.1	1,131.9	1,122.4
Net customer additions (losses)	10.1	(3.7)	2.5	11.3	55.1	17.3	15.2	9.5	13.1
Average revenue per high-speed Internet customer per month	$82.68	$82.57	$81.85	$82.56	$81.94	$82.40	$81.88	$82.51	$81.61
Service Revenues Used in Average Revenue Per Month
Computations Above (per page 3):
Kinetic consumer service revenues	$928.8	$310.3	$307.5	$311.0	$1,209.8	$307.7	$302.7	$302.1	$297.3
High-speed Internet bundle revenues	$870.2	$291.4	$289.0	$289.8	$1,117.8	$285.7	$279.9	$279.0	$273.2
Enterprise:
Strategic sales as a percentage of total Enterprise sales (A)	66.1%	67.9%	66.1%	64.4%	69.1%	70.6%	59.4%	64.0%	80.7%
Total Capital Expenditures:	$805.0	$299.5	$290.6	$214.9	$962.8	$228.4	$224.6	$251.8	$258.0
Incremental construction equipment capital expenditures (B)	(11.8)	(3.1)	(4.0)	(4.7)	(9.1)	(5.2)	(3.5)	(0.4)	-
Adjusted Capital Expenditures	$793.2	$296.4	$286.6	$210.2	$953.7	$223.2	$221.1	$251.4	$258.0
Adjusted Capital Expenditures by Segment:
Kinetic	$552.3	$203.2	$205.0	$144.1	$635.9	$147.0	$146.4	$166.8	$175.7
Enterprise	140.7	51.0	48.7	41.0	201.1	50.7	48.4	50.8	51.2
Wholesale	100.2	42.2	32.9	25.1	116.7	25.5	26.3	33.8	31.1
Total Enterprise and Wholesale	240.9	93.2	81.6	66.1	317.8	76.2	74.7	84.6	82.3
Adjusted Capital Expenditures	$793.2	$296.4	$286.6	$210.2	$953.7	$223.2	$221.1	$251.4	$258.0

(A)	Enterprise strategic sales consist of SD-WAN, UCaaS, OfficeSuite and associated network access products and services.

(B)	Consists of non-recurring capital expenditures for construction equipment to support the Company's internal engineering and fiber construction organization.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - NON-GAAP RECONCILIATIONS
for the quarterly periods in the years 2022 and 2021

(In millions)

	2022				2021
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
ADJUSTED FREE CASH FLOW:
Operating (loss) income	$(93.2)	$(46.0)	$(38.7)	$(8.5)	$156.6	$(18.4)	$26.3	$75.0	$73.7
Depreciation and amortization	611.6	211.0	202.7	197.9	751.5	197.1	195.8	181.5	177.1
EBITDA	518.4	165.0	164.0	189.4	908.1	178.7	222.1	256.5	250.8
Adjustments:
Straight-line expense under master leases with Uniti	491.4	164.7	163.7	163.0	640.7	162.9	160.3	158.8	158.7
Cash payment under master leases with Uniti	(501.4)	(167.5)	(167.2)	(166.7)	(665.6)	(166.7)	(166.7)	(166.4)	(165.8)
Cash received from Uniti per settlement agreement (A)	-	-	-	-	190.9	117.4	24.5	24.5	24.5
Net loss on asset retirements and dispositions	44.7	17.1	25.4	2.2	35.6	35.6	-	-	-
Restructuring charges	-	-	-	-	7.2	1.7	1.1	2.4	2.0
Other costs (B)	24.7	9.6	9.3	5.8	23.1	11.5	3.8	4.1	3.7
Equity-based compensation	5.2	2.1	1.5	1.6	6.5	1.6	1.6	1.7	1.6
Adjusted EBITDA	583.0	191.0	196.7	195.3	1,146.5	342.7	246.7	281.6	275.5
Adjusted Capital Expenditures	(793.2)	(296.4)	(286.6)	(210.2)	(953.7)	(223.2)	(221.1)	(251.4)	(258.0)
Additional rent paid for growth capital expenditures funded by Uniti	(8.7)	(3.9)	(2.9)	(1.9)	(1.2)	(1.2)	-	-	-
Cash paid for interest on long-term debt obligations	(155.6)	(71.5)	(15.2)	(68.9)	(168.3)	(15.6)	(68.5)	(15.9)	(68.3)
Uniti funding of growth capital expenditures	158.1	66.5	43.4	48.2	221.5	69.3	60.1	49.4	42.7
Cash (paid) refunded for income taxes, net	(10.1)	(2.3)	(7.6)	(0.2)	0.4	(1.5)	(2.4)	(5.0)	9.3
Adjusted Free Cash Flow	$(226.5)	$(116.6)	$(72.2)	$(37.7)	$245.2	$170.5	$14.8	$58.7	$1.2
COMPUTATION OF ADJUSTED EBITDA:
Operating (loss) income	$(93.2)	$(46.0)	$(38.7)	$(8.5)	$156.6	$(18.4)	$26.3	$75.0	$73.7
Depreciation and amortization expense	611.6	211.0	202.7	197.9	751.5	197.1	195.8	181.5	177.1
Straight-line expense under master leases with Uniti	491.4	164.7	163.7	163.0	640.7	162.9	160.3	158.8	158.7
Net loss on asset retirements and dispositions	44.7	17.1	25.4	2.2	35.6	35.6	-	-	-
Restructuring charges	-	-	-	-	7.2	1.7	1.1	2.4	2.0
Other costs (B)	24.7	9.6	9.3	5.8	23.1	11.5	3.8	4.1	3.7
Equity-based compensation	5.2	2.1	1.5	1.6	6.5	1.6	1.6	1.7	1.6
Adjusted EBITDAR	1,084.4	358.5	363.9	362.0	1,621.2	392.0	388.9	423.5	416.8
Cash payment under master leases with Uniti	(501.4)	(167.5)	(167.2)	(166.7)	(665.6)	(166.7)	(166.7)	(166.4)	(165.8)
Cash received from Uniti per settlement agreement (A)	-	-	-	-	190.9	117.4	24.5	24.5	24.5
Adjusted EBITDA	$583.0	$191.0	$196.7	$195.3	$1,146.5	$342.7	$246.7	$281.6	$275.5
COMPUTATION OF PRO FORMA ADJUSTED EBITDAR:
Adjusted EBITDAR (per above)	$1,084.4	$358.5	$363.9	$362.0	$1,621.2	$392.0	$388.9	$423.5	$416.8
Less CAF Phase II funding	-	-	-	-	(175.3)	(43.8)	(43.8)	(43.8)	(43.9)
Add RDOF funding	-	-	-	-	49.6	12.4	12.4	12.4	12.4
Pro forma Adjusted EBITDAR (C)	$1,084.4	$358.5	$363.9	$362.0	$1,495.5	$360.6	$357.5	$392.1	$385.3

(A)	Amounts received in the fourth quarter of 2021 included Uniti's prepayment of all of the quarterly amounts payable to Windstream in 2022.

(B)	Other costs for the periods presented consist of the following:

	2022				2021
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Cost initiatives (1)	$14.1	$7.0	$5.1	$2.0	$13.6	$2.3	$2.4	$4.6	$4.3
Start-up costs (2)	10.6	2.6	4.2	3.8	9.5	7.2	2.3	-	-
COVID-19 incremental expenses (3)	-	-	-	-	-	2.0	(0.9)	(0.5)	(0.6)
Other costs	$24.7	$9.6	$9.3	$5.8	$23.1	$11.5	$3.8	$4.1	$3.7

(1)	Cost initiatives include employee severance, lease termination costs, professional and consulting fees, and other miscellaneous expenses incurred in completing certain cost optimization projects.

(2)	Start-up costs primarily consist of incremental wages, recruitment and training costs incurred in expanding the Company’s workforce to support its internal engineering and fiber construction organization.

(3)	COVID-19 related costs in the fourth quarter of 2021 primarily consist of incremental healthcare claims. Amounts in the first three quarters of 2021 primarily reflect the amortization of a one-time 2020 carryover accrued vacation pay.

(C)	Pro forma Adjusted EBITDAR is Adjusted EBITDAR as if the transition from CAF Phase II to RDOF funding occurred beginning in the first quarter of 2021.